Fees Summary	Mar. 24, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 57,500,000.00
Previously Paid Amount	0.00
Total Fee Amount	7,940.75
Total Offset Amount	0.00
Net Fee	$ 7,940.75